                                FACILITY AGREEMENT
                                        FOR
                                EQUIPMENT PLACEMENT

I. Parties: This Agreement, entered into as of, AUGUST 19, 1998, is made by and between CARD SERVICES (herein called "Facility Provider") and Consumer Net Marketplace, Inc., (herein called "Equipment Owner").

II. Premises: Facility Provider hereby grants to Equipment Owner no less than ______________ square feet for the placement of rack mounted switching equipment which Equipment Owner may reconfigure at its discretion, in the premises located at 3037 GOLF COURSE DR. #4, in the City of, VENTURA, in the County of, VENTURA, in the State of, CALIFORNIA, as more particularly described in Exhibit____.

III. Term: This Agreement shall run in concurrent 12 month periods and shall automatically be renewed on an annual basis unless terminated by either party, by written notification to the other party at least 90 days prior to any termination.

IV. Facility Provider Obligations: Facility Provider warrants that the premises existing as of the date of this Agreement, do not violate any covenants or restriction of record, or any applicable building code, regulation or ordinance in effect on commencement date. Facility Provider warrants that the electrical, air conditioning, ventilating system, and security of the premises is in good working order and exclusive access to the equipment will be provided to Equipment Owner on a 24 hour a day, 7 days a week basis. Facility Provider will provide to Equipment Owner a copy of existing Lease Agreements and Amendments for review and approval.

V. Equipment Owner Obligations: Equipment Owner will provide free internet access to Facility Provider for the term of this agreement.

VI.  Other Terms:   CONTINGENT ON REFERRAL AGREEMENT AND WEBSITE.
                  --------------------------------------------------------------

     ---------------------------------------------------------------------------







          Facility Provider                         Equipment Owner

     Jonathan Severn                            Consumer Net Marketplace, Inc.
----------------------------------------
By   (Signature of Owner)                       By      Randy Greene
   ------------------------------------------       ----------------------------
   Its    Owner                                    Its  VP of Sales & Marketing
       --------------------------------------           ------------------------

Executed at VTA, CA                             Executed at Simi Valley, CA
           -----------------------------------              --------------------
on   August 20, 1998                            On August 19, 1998
   -------------------------------------------     -----------------------------
Address 3037 Golf Course Dr. #4, VTA, CA 93003  Address 1900 E. Los Angeles Ave.
        --------------------------------------          ------------------------

                                FACILITY AGREEMENT
                                        FOR
                                EQUIPMENT PLACEMENT

I. Parties: This Agreement, entered into as of, AUGUST 19, 1998, is made by and between INFO DIRECT (herein called "Facility Provider") and Consumer Net Marketplace, Inc., (herein called "Equipment Owner").

II. Premises: Facility Provider hereby grants to Equipment Owner no less than ________________ square feet for the placement of rack mounted switching equipment which Equipment Owner may reconfigure at its discretion, in the premises located at 802 E. COTA, in the City of, SANTA BARBARA, in the County of, SANTA BARBARA, in the State of, CALIFORNIA, as more particularly described in Exhibit .

III. Term: This Agreement shall run in concurrent 12 month periods and shall automatically be renewed on an annual basis unless terminated by either party, by written notification to the other party at least 90 days prior to any termination.

IV. Facility Provider Obligations: Facility Provider warrants that the premises existing as of the date of this Agreement, do not violate any covenants or restriction of record, or any applicable building code, regulation or ordinance in effect on commencement date. Facility Provider warrants that the electrical, air conditioning, ventilating system, and security of the premises is in good working order and exclusive access to the equipment will be provided to Equipment Owner on a 24 hour a day, 7 days a week basis. Facility Provider will provide to Equipment Owner a copy of existing Lease Agreements and Amendments for review and approval.

V. Equipment Owner Obligations: Equipment Owner will provide free internet access to Facility Provider for the term of this agreement.

VI.  Other Terms: NONE.
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------.





          Facility Provider                         Equipment Owner

     Info Direct                             Consumer Net Marketplace, Inc.
----------------------------------------     -----------------------------------

By   (Craig Comroe)                          By   Randy Greene
   -------------------------------------        --------------------------------

     Its   Owner                                Its  VP of Sales & Marketing
         -------------------------------             ---------------------------


Executed at Santa Barbara, CA                Executed at Simi Valley, CA
            ----------------------------                 -----------------------

on August 20, 1998                           On August 19, 1998
  --------------------------------------       ---------------------------------

Address 802 E. Cota                          Address 1900 E. Los Angeles Ave.
        --------------------------------            ----------------------------

                                FACILITY AGREEMENT
                                        FOR
                                EQUIPMENT PLACEMENT

I. Parties: This Agreement, entered into as of, AUGUST 19, 1998, is made by and between WESTERN INDUSTRIAL SERVICES (herein called "Facility Provider") and Consumer Net Marketplace, Inc., (herein called "Equipment Owner").

II. Premises: Facility Provider hereby grants to Equipment Owner no less than ________ square feet for the placement of rack mounted switching equipment which Equipment Owner may reconfigure at its discretion, in the premises located at 10503 HAWTHORNE BLVD., in the City of, LENNOX, in the County of, LOS ANGELES, in the State of, CALIFORNIA, 90304, as more particularly described in Exhibit .

III. Term: This Agreement shall run in concurrent 12 month periods and shall automatically be renewed on an annual basis unless terminated by either party, by written notification to the other party at least 90 days prior to any termination.

IV. Facility Provider Obligations: Facility Provider warrants that the premises existing as of the date of this Agreement, do not violate any covenants or restriction of record, or any applicable building code, regulation or ordinance in effect on commencement date. Facility Provider warrants that the electrical, air conditioning, ventilating system, and security of the premises is in good working order and exclusive access to the equipment will be provided to Equipment Owner on a 24 hour a day, 7 days a week basis. Facility Provider will provide to Equipment Owner a copy of existing Lease Agreements and Amendments for review and approval.

V. Equipment Owner Obligations: Equipment Owner will provide free internet access to Facility Provider for the term of this agreement.

VI.  Other Terms: NONE
                  -------------------------------------------------------------

     --------------------------------------------------------------------------.








          Facility Provider                         Equipment Owner


Richard Carver                               Consumer Net Marketplace, Inc.
----------------------------------------     -----------------------------------

By                                           By Randy Greene
  --------------------------------------        --------------------------------

     Its  Owner                                   Its  VP of Sales & Marketing
         -------------------------------              --------------------------

Executed at Lennox, CA                       Executed at Simi Valley, CA
            ----------------------------                 -----------------------

on   August 20, 1998                         On  August 19, 1998
   -------------------------------------        --------------------------------

Address   10503 Hawthorne Blvd.              Address  1900 E. Los Angeles Ave.
        --------------------------------            ----------------------------